Exhibit 10.4
2929 Seventh Street, Suite 100
Berkeley, California 94710

HAND DELIVERED

May 30, 2019

Ryan Spencer

172 Gordon Way

Martinez, CA 94553

Re: Promotion

Dear Ryan,

On behalf of the Board of Directors, I am pleased to confirm your promotion and associated change in compensation effective May 16, 2019.

New Title: Senior Vice President, Commercial

New Annual Base Salary: $360,000

New Bonus Target: 50%

Note: Your 2019 Annual Bonus (payable in Q1 2020) will be prorated as follows:

•	The period from January 1, 2019 – May 1, 2019 will be calculated on your former annual base salary of $296,010 and your former bonus target of 40%
•	The period from May 16, 2019 – December 31, 2019 will be calculated at your new base salary of $360,000 and your new bonus target of 50%

Congratulations on this well-deserved promotion!

Best regards,

/s/ Peggy Phillips

Peggy Phillips

Chair, Compensation Committee of the Board of Directors

CC: Personnel file and Payroll

Phone: 510-848-5100	Toll-Free: 877-848-5100	Fax: 510-848-1327	www.dynavax.com

2929 Seventh Street, Suite 100
Berkeley, California 94710

HAND DELIVERED

May 30, 2019

Ryan Spencer

172 Gordon Way

Martinez, CA 94553

Re: Monthly Stipend for Interim Appointment to The Shared Office of The President

Dear Ryan,

This letter confirms the monthly stipend of $6,500 associated with your interim appointment to the shared Office of the President effective May 21, 2019.  The monthly stipend will be paid on the last payroll cycle of each month for each month (including partial months) that you serve in this interim capacity.  In addition, the monthly stipend earnings will be included as income in the calculation of your 2019 Annual Bonus award.

On behalf of the Board of Directors, I want to personally thank you for accepting this interim leadership role during this period of transition for Dynavax.

Best regards,

/s/ Peggy Phillips

Peggy Phillips

Chair, Compensation Committee of the Board of Directors

CC: Personnel file and Payroll

Phone: 510-848-5100	Toll-Free: 877-848-5100	Fax: 510-848-1327	www.dynavax.com